UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported)     June 23, 2003



                       21st Century Insurance Group, Inc.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                 California                  0-6964            95-1935264
         (STATE OR OTHER JURISDICTION     (COMMISSION        (IRS EMPLOYER
            OF INCORPORATION)             FILE NUMBER)     IDENTIFICATION NO)

             6301 Owensmouth Avenue
            Woodland Hills, California                           91367
         (ADDRESS OF PRINCIPAL EXECUTIVE                       (ZIP CODE)
                     OFFICES)


      Registrant's telephone number, including area code     (818) 704-3700


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

     1. The Registrant has issued the attached News Release, announcing the appointment of the Registrant's Chief Financial Officer, Carmelo Spinella, effective June 23, 2003.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              21ST CENTURY INSURANCE GROUP, INC.
                                              ----------------------------------
                                                         (Registrant)




Date:  June 25, 2003             By:
                                    --------------------------------------------
                                    Michael J. Cassanego, Senior Vice President
                                    and General Counsel


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                             21st CENTURY INSURANCE
                                           21st.com
                                     1-800-211-SAVE

                    GET MORE: Coverage.Service.Savings.(TM)


FOR IMMEDIATE RELEASE                                   CONTACT:  LARRY KRUTCHIK
JUNE 23, 2003                                                     (818) 728-3355

                 21ST CENTURY INSURANCE APPOINTS MEL SPINELLA AS
                             CHIEF FINANCIAL OFFICER

WOODLAND HILLS, CA - Bruce W. Marlow, President and CEO of 21st Century Insurance (NYSE:TW), announced today that Mel Spinella has been appointed Senior Vice President and Chief Financial Officer for the company.

Prior to joining 21st Century Insurance, Spinella was a partner in Deloitte & Touche, where he served in national leadership roles as Western Region Insurance Sector Leader, Western Region Financial Services Leader and National Insurance eBusiness Leader. Spinella served as the lead audit partner to the largest insurance and investment companies on the West Coast including Pacific Life Insurance, Farmers Insurance Group, and The Capital Group of Companies.

"We are extremely pleased to have Mel join our team. He will strengthen our capabilities for performance measurement and long-term planning. Low costs and high quality service are the core of our strategy and Mel will help drive continual improvement in these key areas," said Marlow.

At Deloitte & Touche, Spinella was responsible for quarterly and annual SEC reporting by domestic and international filers, IPO's, debt offerings and numerous insurance acquisition and due diligence assignments. Spinella has published or presented over 15 articles on accounting and industry issues including his internationally recognized series of studies on the impact of e-business on the insurance industry. He has also held several officer and board positions with the Insurance Accounting and Systems Association's (IASA) Los Angeles Chapter as well as having served the National IASA organization. Spinella earned a BSBA from Drake University in Actuarial Science and Accounting.

"I am excited to join 21st Century Insurance. This is a dynamic and well respected company which is poised for growth and opportunity," Spinella said.

Founded in 1958, 21st Century Insurance is a pioneer in the marketing of personal automobile insurance, serving customers in California, Arizona, Nevada, Oregon and Washington. The company provides full service by its licensed agents, 24 hours a day, 365 days a year at 1-800-211-SAVE and its company web site, www.21st.com. 21st Century Insurance insures more than 1.2 million vehicles in California, holds an A+ (Superior) financial rating from A.M. Best, the world's oldest independent insurance rating and information service, and an A+ from Standard and Poors.


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